Exhibit 99.1

Canopy Growth Reports Third Quarter Fiscal Year 2025 Financial Results

Strong holiday sales drove Storz & Bickel net revenue growth of 19% year-over-year

Record quarter for Canada medical cannabis with net revenue increasing 16%; international markets cannabis net revenue grew 14% year-over-year

Successfully launched Claybourne infused pre-rolls across Canada, Claybourne rose to #3 market share in the infused pre-roll category in British Columbia and Ontario after 6 weeks in market1

SMITHS FALLS, ON, February 7, 2025 /PRNewswire/ - Canopy Growth Corporation ("Canopy Growth" or the "Company") (TSX:WEED) (Nasdaq: CGC) today announces its financial results for the third fiscal quarter ended December 31, 2024 ("Q3 FY2025"). All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

“Canopy Growth's third quarter highlights that our business has the right ingredients for success, as demonstrated by the continued momentum in our medical cannabis businesses, Storz & Bickel, and the successful introduction of Claybourne infused pre-rolls in Canada. As I step into my role as Chief Executive Officer, I am focused on achieving sustainable profitability while maximizing our ability to create value in the key markets and segments we serve."

Luc Mongeau, Chief Executive Officer

"The third quarter marked our best Adjusted EBITDA to date, led by strong year-over-year top-line growth in our medical cannabis business and Storz & Bickel, and continued cost discipline. The balance sheet actions taken during the quarter further strengthen our financial position which we believe provides us with flexibility to invest in value creation opportunities."

Judy Hong, Chief Financial Officer

Third Quarter Fiscal Year 2025 Financial Summary

(in thousands of Canadian dollars, unaudited)	Net Revenue	Gross margin percentage	Net loss from continuing operations	Adjusted EBITDA[2]	Free cash flow[3]

Reported	$74,761	32%	$(121,896)	$(3,469)	$(28,181)
vs. Q3 FY2024	(5%)	(400) bps	47%	61%	17%

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Net revenue in Q3 FY2025 decreased 5% compared to the third quarter ended December 31, 2023 (“Q3 FY2024”). Excluding net revenue from businesses divested during the prior fiscal year, net revenue increased 8% driven primarily by growth in Canada medical, international markets and Storz & Bickel.
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Gross margin decreased by 400 basis points ("bps") to 32% in Q3 FY2025 compared to Q3 FY2024 primarily due to the incremental costs related to the Claybourne infused pre-roll launch in Canada, and an increase in indirect costs of Storz & Bickel vaporizer devices partially offset by stronger sales of higher-margin medical cannabis products.
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Operating loss from continuing operations was $24MM in Q3 FY2025, representing an improvement of 61% compared to Q3 FY2024. The improvement in Q3 FY2025 was driven primarily by a reduction in operating expenses.
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Adjusted EBITDA loss of $3MM in Q3 FY2025, representing a 61% improvement year-over-year, driven primarily by the realized benefit of the Company's cost savings program.
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Free cash flow was an outflow of $28MM in Q3 FY2025, representing a 17% improvement compared to Q3 FY2024, primarily driven by a reduction in cash interest expenses.
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Total debt decreased to $442MM at December 31, 2024 from $554MM at September 30, 2024 primarily due to an early prepayment that reduced the Company's senior secured term loan.

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1 Calculated using the Company's internal proprietary market analysis tool that applies sales data supplied by third-party providers and government agencies.

2 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 4 for a reconciliation of net loss from continuing operations to adjusted EBITDA.

3 Free cash flow is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 5 for a reconciliation of net cash used in operating activities - continuing operations to free cash flow - continuing operations.

Canada Cannabis Highlights

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Canada cannabis net revenue was $41MM in Q3 FY2025, representing an increase of 1% compared to Q3 FY2024. Canada cannabis net revenue in Q3 FY2025 increased 10% sequentially compared to the second fiscal quarter ended September 30, 2024 ("Q2 FY2025").

• Canada medical cannabis net revenue in Q3 FY2025 increased 16% compared to Q3 FY2024 driven primarily by an increase in the average size of medical orders placed by our customers.
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Canada adult-use cannabis net revenue in Q3 FY2025 declined 10% compared to Q3 FY2024. Canada adult-use cannabis net revenue in Q3 FY2025 increased 15% sequentially compared to Q2 FY2025 driven by contributions from new product launches as well as bulk cannabis sales.

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The Company launched the award-winning Claybourne brand in November 2024. Claybourne ascended to #3 market share in the infused pre-roll category in British Columbia and Ontario after 6 weeks in market[1].

International Markets Highlights

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International markets net revenue was $12MM in Q3 FY2025, representing an increase of 14% over Q3 FY2024, with strong growth in Poland and Germany, partially offset by a decline in Australia medical cannabis sales as well as exiting US CBD sales earlier this fiscal year.

• Performance in the German medical market in Q3 FY2025 benefited from expansion of the product portfolio available to patients including new flower under the Tweed brand.
• International markets cannabis gross margins increased 100 bps to 41% during Q3 FY2025 compared to Q3 FY2024 primarily due to a shift in sales mix to higher-margin Poland.

Storz & Bickel Highlights

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Storz & Bickel delivered net revenue in Q3 FY2025 of $22MM, representing a 19% increase over Q3 FY2024, driven by traditionally strong holiday purchases, robust direct-to-consumer online sales, and continued growth in Germany.

• Continued consumer demand drove strong year-over-year growth for Venty during Q3 FY2025.

Canopy USA Highlights

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With the completed acquisition of Acreage Holdings, Inc. (“Acreage”) by Canopy USA, LLC (“Canopy USA”) on December 9, 2024, Canopy USA has moved forward with the full integration of Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”), Lemurian, Inc. (“Jetty”) and Acreage, with such integration beginning to generate cost savings at Canopy USA.

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In January 2025, Canopy USA named Brooks Jorgensen as President. Mr. Jorgensen is an accomplished executive in high‑growth industries including cannabis, wine, and spirits. Most recently, Mr. Jorgensen served as President of Kiva Sales and Service, growing it to the largest full-service distributor of cannabis products in the U.S4.

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4 Source: https://www.newswire.ca/news-releases/canopy-usa-announces-appointment-of-mr-m-brooks-jorgensen-as-president-897361493.html

Third Quarter Fiscal 2025 Revenue Review5

(in millions of Canadian dollars, unaudited)	Q3 FY2025	Q3 FY2024	Vs. Q3 FY2024
Canada cannabis
Canadian adult-use cannabis[6]	$21.2	$23.5	(10%)
Canada medical cannabis[7]	$19.6	$16.9	16%
	$40.8	$40.4	1%

International markets cannabis[8]	$12.0	$10.5	14%
Storz & Bickel	$22.0	$18.5	19%
This Works	$-	$8.2	(100%)
Other	$-	$0.9	(100%)

Net revenue	$74.8	$78.5	(5%)

The Q3 FY2025 and Q3 FY2024 financial results presented in this press release have been prepared in accordance with U.S. GAAP.

Webcast and Conference Call Information

The Company will host a conference call and audio webcast with Luc Mongeau, CEO and Judy Hong, CFO at 10:00 AM Eastern Time on Friday, February 7, 2025.

Webcast Information

A live audio webcast will be available at: https://app.webinar.net/yY1K7LrWq9O.

Replay Information

A replay will be accessible by webcast until 11:59 PM ET on May 8, 2025 at: https://app.webinar.net/yY1K7LrWq9O.

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes Adjusted EBITDA is a useful measure for investors because it provides meaningful and useful financial information, as this measure demonstrates the operating performance of businesses. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; restructuring costs recorded in cost of goods sold; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities. The Adjusted EBITDA reconciliation is presented within this news release and explained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2024 (the "Form 10-Q") [to be] filed with the Securities and Exchange Commission ("SEC").

Free cash flow is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that free cash flow presents meaningful information regarding the amount of cash flow required to maintain and organically expand our business, and that the free cash flow measure provides meaningful information regarding the Company’s liquidity requirements. This measure is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. The free cash flow reconciliation is presented within this news release and explained in the Form 10-Q [to be] filed with the SEC.

Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures used by management that are not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that adjusted gross margin and adjusted gross margin percentage present meaningful and useful financial information as these measures provide insights into the gross margin performance of the business. Adjusted gross margin is calculated as gross margin excluding restructuring and other charges recorded in cost of goods sold, and charges related to the flow-through of inventory step-up on business combinations. Adjusted gross margin percentage is calculated as adjusted gross margin divided by net revenue. The adjusted gross margin and adjusted gross margin percentage reconciliation is presented within this news release and explained in the Form 10-Q [to be] filed with the SEC.

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5 In Q3 FY2025, we are reporting our financial results for the following four reportable segments: (i) Canada cannabis; (ii) international markets cannabis; (iii) Storz & Bickel; and (iv) This Works. On December 18, 2023, the Company completed the sale of This Works and as of such date, the results of This Works are no longer included in the Company’s financial results.

6 For Q3 FY2025, amount is net of excise taxes of $9.3MM and other revenue adjustments of $0.9MM (Q3 FY2024 - $9.7MM and $1.1MM, respectively).

7 For Q3 FY2025, amount is net of excise taxes of $2.2MM (Q3 FY2024 - $1.8MM).

8 For Q3 FY2025, amount reflects other revenue adjustments of $0.1MM (Q3 FY2024 - $0.3MM).

Contact:

Nik Schwenker

VP, Communications

nik.schwenker@canopygrowth.com

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a world leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to consumers, Canopy Growth delivers innovative products from owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, and Claybourne, as well as category defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Germany, Poland, and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA. Canopy USA’s portfolio includes ownership of Acreage, a vertically integrated multi‑state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana, a leading North American edibles brand, and majority ownership of Jetty, a California-based producer of high-quality cannabis extracts and clean vape technology.

At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. To the extent any forward-looking statements in this news release constitutes “financial outlooks” within the meaning of applicable Canadian securities laws, the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to:

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laws and regulations and any amendments thereto applicable to our business and the impact thereof, including uncertainty regarding the application of U.S. state and federal law to cannabis and hemp (including CBD) products and the scope of any regulations by the U.S. Food and Drug Administration, the U.S. Drug Enforcement Administration, the U.S. Federal Trade Commission, the U.S. Patent and Trademark Office, the U.S. Department of Agriculture and any state equivalent regulatory agencies over cannabis and hemp (including CBD) products;
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expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
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our ability to refinance debt as and when required on terms favorable to us and comply with covenants contained in our debt facilities and debt instruments;
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the impacts of the Company’s strategy to accelerate entry into the U.S. cannabis market through the creation of Canopy USA;
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expectations for Canopy USA to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy;
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the timing and occurrence of the final tranche closing in connection with the acquisition of Jetty pursuant to the exercise of the option to acquire Jetty;

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the issuance of additional common shares of the Company (each whole share, a “Canopy Share” or a “Share”) to satisfy any deferred and/or option exercise payments to the shareholders of Wana and Jetty and the issuance of additional non-voting and non-participating shares in the capital of Canopy USA issuable to Canopy Growth from Canopy USA in consideration thereof;
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the acquisition of additional Class A shares of Canopy USA in connection with the investment in Canopy USA by the Huneeus 2017 Irrevocable Trust (the “Trust”) in the aggregate amount of up to US$20 million (the “Trust Transaction”), including any warrants of Canopy USA issued to the Trust in accordance with the share purchase agreement entered into by the Trust and Canopy USA;
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the potential further extension to the maturity date of the Company’s credit facility and the timing and occurrence of the optional prepayment of such credit facility in connection with the amendment to the credit agreement;
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expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, equity investments and dispositions;
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the grant, renewal and impact of any license or supplemental license to conduct activities with cannabis or any amendments thereof;
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our international activities, including required regulatory approvals and licensing, anticipated costs and timing, and expected impact;
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our ability to successfully create and launch brands and further create, launch and scale products in jurisdictions where such products are legal and that we currently operate in;
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the benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, including CBD and other cannabinoids;
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our ability to continue as a going concern;
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our ability to maintain effective internal control over financial reporting;
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expectations regarding the use of proceeds of equity financings;
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the legalization of the use of cannabis for medical or adult-use in jurisdictions outside of Canada, the related timing and impact thereof and our intentions to participate in such markets, if and when such use is legalized;
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our ability to execute on our strategy and the anticipated benefits of such strategy;
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the ongoing impact of the legalization of additional cannabis product types and forms for adult-use in Canada, including federal, provincial, territorial and municipal regulations pertaining thereto, the related timing and impact thereof and our intentions to participate in such markets;
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the ongoing impact of developing provincial, state, territorial and municipal regulations pertaining to the sale and distribution of cannabis, the related timing and impact thereof, as well as the restrictions on federally regulated cannabis producers participating in certain retail markets and our intentions to participate in such markets to the extent permissible;
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the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis including tetrahydrocannabinol;
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the future performance of our business and operations;
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our competitive advantages and business strategies;
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the competitive conditions of the industry;
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the expected growth in the number of customers using our products;
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expectations regarding revenues, expenses and anticipated cash needs;
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expectations regarding cash flow, liquidity and sources of funding;
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expectations regarding capital expenditures;
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the expansion of our production and manufacturing, the costs and timing associated therewith and the receipt of applicable production and sale licenses;
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expectations with respect to our growing, production and supply chain capacities;
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expectations regarding the resolution of litigation and other legal and regulatory proceedings, reviews and investigations;
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expectations with respect to future production costs;
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expectations with respect to future sales and distribution channels and networks;
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the expected methods to be used to distribute and sell our products;

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our future product offerings;
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the anticipated future gross margins of our operations;
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accounting standards and estimates;
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expectations regarding our distribution network;
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expectations regarding the costs and benefits associated with our contracts and agreements with third parties, including under our third-party supply and manufacturing agreements;
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our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange; and
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expectations on price changes for products in cannabis markets.

Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

The forward-looking statements contained herein are based upon certain material assumptions , including: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) our ability to generate cash flow from operations; (iii) general economic, financial market, regulatory and political conditions in which we operate; (iv) the production and manufacturing capabilities and output from our facilities, strategic alliances and equity investments; (v) consumer interest in our products; (vi) competition; (vii) anticipated and unanticipated costs; (viii) government regulation of our activities and products including but not limited to the areas of taxation and environmental protection; (ix) the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; (x) our ability to obtain qualified staff, equipment and services in a timely and cost-efficient manner; (xi) our ability to conduct operations in a safe, efficient and effective manner; (xii) our ability to realize anticipated benefits, synergies or generate revenue, profits or value from our recent acquisitions into our existing operations; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct. Financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, our limited operating history; our ability to continue as a going concern; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); our ability to maintain an effective system of internal control; the diversion of management time on matters related to Canopy USA; the risks that the Trust’s future ownership interest in Canopy USA is not quantifiable, and the Trust may have significant ownership and influence over Canopy USA; the risks related to the financial statements of Acreage expressing doubt about its ability to continue as a going concern; the risks in the event that Acreage cannot satisfy its debt obligations as they become due; volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to the overall macroeconomic environment, which may impact customer spending, our costs and our margins, including tariffs (and related retaliatory measures), the levels of inflation, and interest rates; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities,

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self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis and hemp products; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risks related to our exchangeable shares (the “Exchangeable Shares”) having different rights from our common shares and there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2024 [to be] filed with the SEC. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, our limited operating history; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); our ability to maintain an effective system of internal control; the diversion of management time on matters related to Canopy USA; the risks that the Trust’s future ownership interest in Canopy USA is not quantifiable, and the Trust may have significant ownership and influence over Canopy USA; the risks relating to the conditions set forth in the Floating Share Arrangement Agreement and the Existing Acreage Arrangement Agreement not being satisfied or waived; the risks related to Acreage’s financial statements expressing doubt about its ability to continue as a going concern; the risks in the event that Acreage cannot satisfy its debt obligations as they become due; volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis and hemp products; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risks related to our exchangeable shares (the “Exchangeable Shares”) having different rights from our common shares and there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 to be filed with the SEC. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned that the forward-looking statements may not be appropriate for any other purpose. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

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Schedule 1

CANOPY GROWTH CORPORATION

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

(in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	December 31, 2024	March 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$161,909	$170,300
Short-term investments	16,435	33,161
Restricted short-term investments	7,108	7,310
Amounts receivable, net	49,058	51,847
Inventory	90,753	77,292
Assets of discontinued operations	-	8,038
Prepaid expenses and other assets	15,822	23,232
Total current assets	341,085	371,180
Equity method investments	49,834	-
Other financial assets	321,368	437,629
Property, plant and equipment	299,604	320,103
Intangible assets	89,791	104,053
Goodwill	44,093	43,239
Other assets	18,444	24,126
Total assets	$1,164,219	$1,300,330

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$28,918	$28,673
Other accrued expenses and liabilities	37,191	54,039
Current portion of long-term debt	3,167	103,935
Other liabilities	27,740	48,068
Total current liabilities	97,016	234,715
Long-term debt	438,404	493,294
Other liabilities	37,324	71,814
Total liabilities	572,744	799,823
Commitments and contingencies
Canopy Growth Corporation shareholders' equity:
Share capital Common shares - $nil par value; Authorized - unlimited; Issued and outstanding - 129,153,014 shares and 91,115,501 shares, respectively. Exchangeable shares - $nil par value; Authorized - unlimited; Issued and outstanding - 26,261,474 shares and nil shares, respectively.	8,670,494	8,244,301
Additional paid-in capital	2,637,337	2,602,148
Accumulated other comprehensive loss	(8,999)	(16,051)
Deficit	(10,707,357)	(10,330,030)
Total Canopy Growth Corporation shareholders' equity	591,475	500,368
Noncontrolling interests	-	139
Total shareholders' equity	591,475	500,507
Total liabilities and shareholders' equity	$1,164,219	$1,300,330

Schedule 2

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	Three months ended December 31,
	2024	2023
Revenue	$86,244	$90,061
Excise taxes	11,483	11,556
Net revenue	74,761	78,505
Cost of goods sold	50,663	50,279
Gross margin	24,098	28,226
Operating expenses
Selling, general and administrative expenses	41,476	54,436
Share-based compensation	5,159	3,693
Loss on asset impairment and restructuring	1,285	30,413
Total operating expenses	47,920	88,542
Operating loss from continuing operations	(23,822)	(60,316)
Other income (expense), net	(97,758)	(171,037)
Loss from continuing operations before income taxes	(121,580)	(231,353)
Income tax (expense) recovery	(316)	1,077
Net loss from continuing operations	(121,896)	(230,276)
Discontinued operations, net of income tax	-	13,479
Net loss attributable to Canopy Growth Corporation	$(121,896)	$(216,797)

Basic and diluted loss per share
Continuing operations	$(1.11)	$(2.78)
Discontinued operations	-	0.16
Basic and diluted loss per share	$(1.11)	$(2.62)
Basic and diluted weighted average common shares outstanding	110,306,430	82,919,190

Schedule 3

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands of Canadian dollars, unaudited)

	Nine months ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(377,327)	$(583,458)
Gain (loss) from discontinued operations, net of income tax	5,310	(194,451)
Net loss from continuing operations	(382,637)	(389,007)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	15,570	22,485
Amortization of intangible assets	16,081	19,396
Share-based compensation	14,531	10,127
Loss (gain) on asset impairment and restructuring	18,971	(816)
Income tax expense	6,812	13,762
Non-cash fair value adjustments and charges related to settlement of long-term debt	223,591	188,452
Change in operating assets and liabilities, net of effects from purchases of businesses:
Amounts receivable	(3,163)	(14,460)
Inventory	(12,924)	(8,047)
Prepaid expenses and other assets	(641)	(843)
Accounts payable and accrued liabilities	(17,000)	891
Other, including non-cash foreign currency	(11,789)	(47,901)
Net cash used in operating activities - continuing operations	(132,598)	(205,961)
Net cash used in operating activities - discontinued operations	-	(53,930)
Net cash used in operating activities	(132,598)	(259,891)
Cash flows from investing activities:
Purchases of and deposits on property, plant and equipment	(7,724)	(3,200)
Purchases of intangible assets	(409)	(716)
Proceeds on sale of property, plant and equipment	4,932	153,753
Redemption of short-term investments	16,950	68,294
Net cash outflow on sale or deconsolidation of subsidiaries	(6,968)	(3,719)
Net cash inflow on loan receivable	28,353	1,279
Investment in other financial assets	(95,335)	(472)
Other investing activities	-	(10,513)
Net cash (used in) provided by investing activities - continuing operations	(60,201)	204,706
Net cash provided by (used in) investing activities - discontinued operations	13,414	(2,600)
Net cash (used in) provided by investing activities	(46,787)	202,106
Cash flows from financing activities:
Proceeds from issuance of common shares and warrants	255,989	33,795
Proceeds from exercise of stock options	112	-
Proceeds from exercise of warrants	8,454	-
Issuance of long-term debt and convertible debentures	68,255	-
Repayment of long-term debt	(148,249)	(480,080)
Other financing activities	(19,943)	(27,239)
Net cash provided by (used in) financing activities	164,618	(473,524)
Effect of exchange rate changes on cash and cash equivalents	6,376	(2,953)
Net decrease in cash and cash equivalents	(8,391)	(534,262)
Cash and cash equivalents, beginning of period[1]	170,300	677,007
Cash and cash equivalents, end of period[2]	$161,909	$142,745
[1] Includes cash of our discontinued operations of $nil and $9,314 for March 31, 2024 and 2023, respectively.
[2] Includes cash of our discontinued operations of $nil and $nil for December 31, 2024 and 2023, respectively.

Schedule 4

Adjusted EBITDA[1] Reconciliation (Non-GAAP Measure)
	Three months ended December 31,
(in thousands of Canadian dollars, unaudited)	2024	2023
Net loss from continuing operations	$(121,896)	$(230,276)
Income tax expense (recovery)	316	(1,077)
Other (income) expense, net	97,758	171,037
Share-based compensation	5,159	3,693
Acquisition, divestiture, and other costs	3,595	4,981
Depreciation and amortization	10,314	12,240
Loss on asset impairment and restructuring	1,285	30,413
Adjusted EBITDA[1]	$(3,469)	$(8,989)
[1]Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".

Schedule 5

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Three months ended December 31,
(in thousands of Canadian dollars, unaudited)	2024	2023
Net cash used in operating activities - continuing operations	$(26,966)	$(33,348)
Purchases of and deposits on property, plant and equipment - continuing operations	(1,215)	(564)
Free cash flow[1] - continuing operations	$(28,181)	$(33,912)
[1]Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

Schedule 6

Segmented Gross Margin Reconciliation
	Three months ended December 31,
(in thousands of Canadian dollars except where indicated; unaudited)	2024	2023
Canada cannabis segment
Net revenue	$40,728	$40,384
Gross margin	10,181	11,306
Gross margin percentage	25%	28%
.
International markets cannabis segment
Revenue	$12,024	$10,527
Gross margin	4,932	4,192
Gross margin percentage	41%	40%

Storz & Bickel segment
Revenue	$22,009	$18,453
Gross margin	8,985	9,449
Gross margin percentage	41%	51%

This Works segment
Revenue	$-	$8,165
Gross margin	-	4,253
Gross margin percentage	0%	52%

Other
Revenue	$-	$976
Gross margin	-	(974)
Gross margin percentage	0%	(100%)